Supplement dated January 17, 2017
to the Prospectus of Ameriprise Certificates
(April 27, 2016) S-6000 AM
This Supplement supersedes the Supplement dated December 21, 2016.
For Ameriprise Stock Market Certificate:
Effective for sales of the 1-year term length on or after January 18, 2017, with the first term beginning on or after January 25, 2017, your initial maximum return will be 1.55% and the guaranteed minimum return interest rate on partial participation will be 0.25%.
Effective for sales of the 2-year term length on or after January 18, 2017, with the first term beginning on or after January 25, 2017, your initial maximum return will be 4.00% and the guaranteed minimum return interest on partial participation will be 0.60%.
Effective for sales of the 3-year term length on or after January 18, 2017, with the first term beginning on or after January 25, 2017, your initial maximum return will be 8.15% and the guaranteed minimum return interest on partial participation will be 1.50%.
Therefore, information about minimum guaranteed interest rate ranges (for partial participation) and maximum return ranges (for both full and partial participation), found on page 4 of the Prospectus, will be revised to read as follows:
These rates are subject to change and may not be available when you apply to purchase your certificate. For your first term, the maximum return will be within the range of 1.55% to 2.55% for the 1-year term, 4.00% to 5.00% for the 2-year term and 8.15% to 9.15% for the 3-year term. The minimum guaranteed interest rate on partial participation will be within the range of 0.25% to 1.25% for the 1-year term, within the range of 0.60% to 1.60% for the 2-year term and within the range of 1.50% to 2.50% for the 3 year term. Rates for later terms are set at the discretion of ACC and may differ from the rates shown here. For current rates go to ameriprise.com/cashrates. Your return will not exceed the applicable maximum return in effect at time of purchase.
The rest of the information on page 4 remains unchanged.
The information under the caption Transfer Agent on page 76 of the prospectus for Ameriprise Certificates is hereby revised to read as follows:
Transfer Agent
Under the Transfer Agency Agreement, Columbia Management Investment Services Corp., a wholly-owned subsidiary of Ameriprise Financial, maintains certificate owner accounts and records. ACC pays Columbia Management Investment Services Corp. a monthly fee of one-twelfth of $30.00 per certificate owner account for this service.
The rest of the information on page 76 remains unchanged.
For Ameriprise Step-Up Rate Certificate:
Effective for sales of the 2-year, 3-year and 4-year term lengths, with the first term beginning on or after October 5, 2016, ACC guarantees that your rate for your initial term will be:
2 years	Within a range from 5 basis points (0.05%) above to 105 basis points (1.05%) above the Non-Jumbo Deposits National Rate published for 24-month CDs.
3 years	Within a range from 5 basis points (0.05%) above to 105 basis points (1.05%) above the Non-Jumbo Deposits National Rate published for 36-month CDs.
4 years	Within a range from 5 basis points (0.05%) above to 105 basis points (1.05%) above the Non-Jumbo Deposits National Rate published for 36-month CDs.
The rest of the information on page 30 remains unchanged.
The following is added under the section Investment Policies on page 68:
Senior Securities
ACC may not issue senior securities, except as permitted under the Investment Company Act of 1940.
The rest of the section remains unchanged.
S-6000-32 A (01/17)